UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

FNB United Corp.

(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina		27203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K of FNB United Corp. (the “Company”) filed on October 25, 2011 (the “Initial 8-K”) to report the completion of the business combination described therein and matters related thereto. The Company is filing this Amendment No. 1 solely to provide the historical audited and unaudited financial information and unaudited pro forma financial information that are required to be filed under Item 9.01 of Form 8-K in connection with the completion of that transaction. Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired

The financial statements required by Item 9.01(a) of Form 8-K of the Bank of Granite Corporation were included in the Joint Proxy Statement/Prospectus previously filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on September 15, 2011, relating to the Company’s Registration Statement on Form S-4, as amended (File No. 333-176357), and are hereby incorporated by reference.

(b) Pro Forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K are hereby incorporated by reference from the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” in the Joint Proxy/Prospectus previously filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on September 15, 2011, relating to the Company’s Registration Statement on Form S-4, as amended (File No. 333-176357).

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Dixon Hughes Goodman LLP (Bank of Granite Corporation)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB United Corp.
(Registrant)

October 31, 2011	/s/ Brian Simpson
(Date)	Brian Simpson
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Dixon Hughes Goodman LLP (Bank of Granite Corporation)